Appendix A

Transfer Agency Agreement for JPMorgan Funds

(Amended as of February 14, 2008)

JPMorgan Trust I

JPMorgan Emerging Markets Debt Fund

JPMorgan Bond Fund

JPMorgan Strategic Income Fund

JPMorgan Short Term Bond Fund

JPMorgan Enhanced Income Fund

JPMorgan California Tax Free Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Tax Aware Short-Intermediate Income Fund

JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Tax Aware U.S. Equity Fund

JPMorgan Tax Aware Large Cap Growth Fund

JPMorgan Equity Income II Fund

JPMorgan Intrepid International Fund

JPMorgan Market Neutral Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Asia Equity Fund

JPMorgan Intrepid European Fund

JPMorgan International Small Cap Equity Fund

JPMorgan Japan Fund (to be renamed JPMorgan Intrepid Japan Fund as of 3/31/08)

JPMorgan International Equity Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Small Company Fund

JPMorgan Capital Growth Fund

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Growth and Income Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Value Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Value Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Trust I (continued)

JPMorgan Tax Aware Core Equity Fund

JPMorgan Tax Aware Diversified Equity Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Real Return Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan Micro Cap Fund

Highbridge Statistical Market Neutral Fund

JPMorgan Intrepid Plus Fund

JPMorgan Strategic Small Cap Value Fund

JPMorgan SmartRetirement Income Fund

JPMorgan SmartRetirement 2010 Fund

JPMorgan SmartRetirement 2015 Fund

JPMorgan SmartRetirement 2020 Fund

JPMorgan SmartRetirement 2030 Fund

JPMorgan SmartRetirement 2040 Fund

JPMorgan International Realty Fund

JPMorgan China Region Fund

JPMorgan Global Focus Fund

JPMorgan Strategic Appreciation Fund

JPMorgan Strategic Preservation Fund

JPMorgan India Fund

JPMorgan International Currency Income Fund

JPMorgan Latin America Fund

JPMorgan Russia Fund

JPMorgan Tax Aware Real Return SMA Fund

JPMorgan Income Builder Fund

JPMorgan SmartRetirement 2025 Fund

JPMorgan SmartRetirement 2035 Fund

JPMorgan SmartRetirement 2045 Fund

JPMorgan SmartRetirement 2050 Fund

JPMorgan Value Discovery Fund

JPMorgan Tax Aware High Income Fund

JPMorgan Dynamic Growth Fund

JPMorgan Dynamic Small Cap Core Fund

JPMorgan International Value SMA Fund

JPMorgan U.S. Large Cap Value Plus Fund

JPMorgan Emerging Economies Fund

JPMorgan Intrinsic Value Fund

JPMorgan International Markets Fund (effective upon the
   effectiveness of the Fund’s registration statement)

Undiscovered Managers Funds

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund

Undiscovered Managers Small Cap Growth Fund

J.P. Morgan Mutual Fund Group

JPMorgan Short Term Bond Fund II

J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

UM Investment Trust

Undiscovered Managers Multi-Strategy Fund

J.P. Morgan Series Trust II

JPMorgan Bond Portfolio

JPMorgan International Equity Portfolio

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

JPMorgan U.S. Large Cap Core Equity Portfolio

JPMorgan Institutional Trust

JPMorgan Ultra Short-Term Bond Trust

JPMorgan Short-Term Bond Trust

JPMorgan Intermediate Bond Trust

JPMorgan Core Bond Trust

JPMorgan Equity Index Trust

JPMorgan Trust II

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Market Expansion Index Fund

JPMorgan International Equity Index Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan U.S. Real Estate Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Trust II (continued)

JPMorgan Short Duration Bond Fund

JPMorgan Ultra Short Duration Bond Fund

JPMorgan Intermediate Bond Fund

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Government Bond Fund

JPMorgan Treasury & Agency Fund

JPMorgan High Yield Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Term Municipal Bond Fund

JPMorgan Tax Free Bond Fund

JPMorgan Municipal Income Fund

JPMorgan Arizona Municipal Bond Fund

JPMorgan Kentucky Municipal Bond Fund

JPMorgan Louisiana Municipal Bond Fund

JPMorgan Michigan Municipal Bond Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan West Virginia Municipal Bond Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund

JPMorgan Insurance Trust

JPMorgan Insurance Trust Balanced Portfolio

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Diversified Equity Portfolio

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

JPMorgan Insurance Trust Equity Index Portfolio

JPMorgan Insurance Trust Government Bond Portfolio

JPMorgan Insurance Trust International Equity Portfolio

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

JPMorgan Insurance Trust Intrepid Growth Portfolio

JPMorgan Insurance Trust Large Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Equity Portfolio

*     *     *     *     *     *     *     *

BOSTON FINANCIAL DATA SERVICES, INC.

JPMORGAN TRUST I

JPMORGAN TRUST II

UNDISCOVERED MANAGERS FUNDS

J.P. MORGAN MUTUAL FUND GROUP

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.

J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

UM INVESTMENT TRUST

J.P. MORGAN SERIES TRUST II

JPMORGAN INSTITUTIONAL TRUST

JPMORGAN INSURANCE TRUST

By:	By:

Name:	Name:

Title:	Title: